UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 30, 2011


                          SYNERGY RESOURCES CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


          Colorado                        None                 20-2835920
------------------------------      ------------------    ----------------------
(State or other jurisdiction       (Commission File No.)  (IRS Employer
 of incorporation)                                         Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
           ----------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (970) 737-1073
                                                       --------------

                                       N/A
                    ----------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

   On November  30, 2011  Synergy  Resources  Corporation  entered  into a new
revolving   line  of  credit   agreement   with  Bank  of  Choice,   located  in
placeCityGreeley, StateColorado. The revolving line of credit allows Synergy to borrow up to $15,000,000.

     Following the execution of the line of credit, Synergy borrowed approximately $5,342,000 to repay the loan, including accrued interest, to Petroleum Exploration and Management, LLC, "), a company owned equally by Ed Holloway and William E. Scaff, Jr., two of the Company's officers and directors. For further information concerning this loan, see Synergy's 8-K report filed with the Securities and Exchange Commission on May 24, 2011.

     Any additional amounts borrowed from the bank will be used to develop oil and gas properties, acquire new oil and gas properties, and for working capital and other general corporate purposes.

     Any amounts borrowed from the bank:

          o will bear interest, payable monthly, at the greater of 3.25% or the prime lending rate,

          o    will be due and payable on November 30, 2014, and

          o are secured by substantially all of Synergy's producing wells and developed oil and gas leases

     Any of the following are an event of default which, in some cases if not cured within a specified number of days (generally 15 to 30 days), could cause any amounts due under the line of credit to become immediately due and payable:

          o    Synergy fails to make any interest or principal payment when due;

          o Synergy breaches any representation, warranty or covenant or defaults in the timely performance of any other obligation in its agreements with the bank;

          o Synergy files for protection from its creditors under the federal bankruptcy code, or a third party files an involuntary bankruptcy petition against Synergy, or

          o A final judgment is entered against Synergy involving a liability (not paid or fully covered by insurance) of $50,000 or more and the judgment has not been vacated, discharged, or stayed pending appeal within 60 days from the entry of the judgement.

     The foregoing description of the line of credit agreement, including events of default, does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.13 to this report.

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

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     The information included under Item 1.01 is incorporated by reference into this Item 2.03 of this report.

Item 9.01   Financial Statements and Exhibits

Number      Description
------      -----------

10.13        Loan agreements with Bank of Choice.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 1, 2011.

                                 SYNERGY RESOURCES CORPORATION



                                 By: /s/ Frank L. Jenninsg
                                     --------------------------------------
                                     Frank L. Jennings, Principal Financial
                                     Officer

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